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                                                                    EXHIBIT 3.27
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                                 State of Alaska

                 Department of Commerce and Economic Development

                Division of Banking, Securities and Corporations

I certify that the attached 5 pages are true copies of records on file with the Department of Commerce and Economic Development, Division of Banking, Securities, and Corporations.

[SEAL]                             Deborah B. Sedwick
                                   Commissioner

                                   Certified by: /s/ Gina Markovich
                                                 ------------------
                                   Date: May 6, 1999
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                                 ---------------
                                 State of Alaska
                                 ---------------

                                     [SEAL]

                 -----------------------------------------------
                 Department of Commerce and Economic Development
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                                   Certificate

      The undersigned, as Commissioner of Commerce and Economic Development, of the State of Alaska, hereby certifies that duplicate originals of the Articles of Incorporation of PRUDHOE COMMUNICATIONS, INC.

duly signed and verified pursuant to the provisions of the Alaska Business Corporation Act, have been received in this office and are found to conform to law.

      ACCORDINGLY, the undersigned, as such Commissioner of Commerce and Economic Development, and by virtue of the authority vested in him by law hereby issues this Certificate of Incorporation of

                          PRUDHOE COMMUNICATIONS, INC.

and attaches hereto a duplicate original of the Articles of Incorporation. IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal, at Juneau, the Capital, this 24th day of April, A.D. 1981


[SEAL]                                  /s/ Charles R. Webber

                                        CHARLES R. WEBBER
                                        COMMISSIONER OF COMMERCE
                                        AND ECONOMIC DEVELOPMENT

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                        [LETTERHEAD OF BAILY AND MASON]

                                  May 26, 1981

State of Alaska
Department of Commerce
   & Economic Development
Pouch D
Juneau, AK 99811

ATTN: Jean Thorsteinson

                                   RE: PRUDHOE COMMUNICATIONS, INC.

Daer Ms. Thorsteinson:

            The Standard Industrial Classification Code List For Prudhoe Communications, Inc. is #4899, Communications Service, nec.


                                   Very truly yours,

                                   BAILY & MASON


                                   /s/ Julian L. Mason
                                   Julian L. Mason

JLM/nk
Enc.

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FEES REQUIRED
$
-----------------------
[ILLEGIBLE]
$ 55.00
-----------------------
CHECK
$10.48
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DATE
5-28-81
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CODE       BY
05351-8 DP
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                                                       FILED FOR RECORD

                                                         APR 24 1981

                                                       STATE OF ALASKA
                                                    DEPARTMENT OF COMMERCE
                                                    & ECONOMIC DEVELOPMENT

                           ARTICLES OF INCORPORATION

                                       OF

                          PRUDHOE COMMUNICATIONS, INC.

            I, the undersigned, a natural person over the age of 19 years, form a business corporation pursuant to AS 10.05.252 et seq., and adopt the following Articles of Incorporation:

                                       I.

            The name of the corporation shall be PRUDHOE COMMUNICATIONS, INC.

                                      II.

            The period of duration of this corporation shall be perpetual.

                                      III.

            The purposes for which this corporation is organized are:

            A. To provide telecommunication services;

            B. For any lawful purpose.

                                       IV.

            The aggregate number of shares which the corporation may issue shall be 10,000 shares of one class having no par value.

                                       V.

            The initial registered office address of the corporation shall be SRA Box 261-M, Anchorage, Alaska 99507, and the name of the initial registered agent at that address shall be Joan T. Morris.

                                       VI.

            The Board of Directors until the first annual meeting of the stockholders or until their successors are elected and qualified shall consist of two persons as follows:

               Lloyd V. Morris
               SRA Box 261-M
               Anchorage, AK 99507

               Joan T. Morris
               SRA Box 261-M
               Anchorage, AK 99507

                                      VII.

            The name and address of the incorporator is:

               Lloyd V. Morris
               SRA Box 261-M
               Anchorage, AK 99507

                                     VIII.

            The Board of Directors shall have the power to adopt, alter, amend or repeal the By-laws and such By-laws and amendments thereof shall be in full force and effect as the By-laws of the corporation; and unless the stockholders shall, at any regular or special meeting amend, alter or repeal such By-laws, the By-laws shall remain in full force and effect. Any alteration, amendment, or repeal of any provision of said By-laws by the stockholders shall not be subject to subsequent alteration, amendment or repeal by the Board of Directors.

                                      IX.

            One-third of the shares entitled to vote shall constitute a quorum of all meetings of the stockholders.

                                       X.

            The compensation of the Directors, if any, shall be fixed by the Stockholders.

                                      XI.

            There are no affiliates of this Corporation who are non-resident aliens or who are corporations whose place of incorporation is outside the United States.


                                      -2-

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                                      XII.

            The shareholders shall have no preemptive right to acquire additional or treasury shares of the Corporation.

         DATED: 4/21/81
                -------

                                        /s/ Lloyd V. Morris
                                        -------------------
                                        Lloyd V. Morris

STATE OF ALASKA           )
                          )  ss:
THIRD JUDICIAL DISTRICT   )

            THIS IS TO CERTIFY that on the 21 day of April, 1981, before me the, undersigned, a Notary Public in and for Alaska, duly commissioned and sworn as such, personally appeared LLOYD V. MORRIS, known to me and to me known to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he signed and sealed the same freely and voluntarily for the uses and purposes therein mentioned.

            IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first hereinabove written.


                                     /s/ [ILLEGIBLE]
                                     ------------------------
                                     NOTARY PUBLIC FOR ALASKA
                                     My commission expires: [illegible]


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